Supplement to the
Fidelity® Daily
Income Trust
October 23, 2000
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Daily Income Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Daily Income Trust and Fidelity Cash Reserves, a fund of Fidelity Phillips Street Trust.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Daily Income Trust solely in exchange for the number of shares of Fidelity Cash Reserves equal in value to the relative net asset value of the outstanding shares of Fidelity Daily Income Trust. Following such exchange, Fidelity Daily Income Trust will distribute the Fidelity Cash Reserves shares to its shareholders pro rata, in liquidation of Fidelity Daily Income Trust as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").

The Reorganization can be consummated only if, among other things, it is approved by a "majority of the outstanding voting securities" of Fidelity Daily Income Trust, as that term is defined under the Investment Company Act of 1940. A Special Meeting (the "Meeting") of the Shareholders of Fidelity Daily Income Trust will be held on June 13, 2001, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Fidelity Daily Income Trust will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Cash Reserves.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about June 21, 2001. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Fidelity Daily Income Trust shareholders fail to approve the Agreement, Fidelity Daily Income Trust will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Fidelity Daily Income Trust.

FDI-01-02 February 22, 2001
1.478060.103

Effective the close of business on April 16, 2001, Fidelity Daily Income Trust will be closed to new accounts pending the Reorganization.